                                  SCHEDULE 14A
                                 (Rule 14a-101)
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[x] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                 DEM, Inc.
                (Name of Registrant as Specified in its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:
        -----------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
    (5) Total fee paid:
         -----------------------------------------------------------------------
[ ] Fee paid previously with preliminary materials:
    ---------------------------------------------------------------------------
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:
        -----------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:
        -----------------------------------------------------------------------
    (3) Filing Party:
        -----------------------------------------------------------------------
    (4) Date Filed:
        -----------------------------------------------------------------------

                                   DEM, INC.
                        The World Trade Center-Baltimore
                                   28th Floor
                             401 East Pratt Street
                           Baltimore, Maryland 21202

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

    An annual meeting of stockholders of DEM, Inc. (the "Company"), will be held at The Chapman Co., The World Trade Center-Baltimore, 28th Floor, 401 East Pratt Street, Baltimore, Maryland, on April 23, 1998, at 11:00 A.M. local time to act on the following matters:

        1. Election of Class I and Class III directors to serve until 2001 and 2000, respectively, and until their successors are elected and qualify;

        2. Approval of the Investment Advisory and Administrative Services Agreement between the Company and Chapman Capital Management, Inc.;

        3. Approval of a change in the Company's fundamental policies to remove the investment restriction against investment in "restricted securities";

        4. Ratification of the selection of Arthur Andersen LLP as certified independent auditors for the Company; and

        5.  Such other business as may properly come before the meeting.

    Only stockholders of record at the close of business on March 24, 1998, are entitled to notice of and to vote at such meeting or any adjournments thereof.


March 24, 1998                                 Earl U. Bravo, Sr.
                                               Secretary


    Please mark, sign and date the enclosed proxy and return it promptly in the enclosed envelope. If you attend the meeting and wish to vote in person, you may revoke your proxy.

                                   DEM, INC.
                        The World Trade Center-Baltimore
                                   28th Floor
                             401 East Pratt Street
                           Baltimore, Maryland 21202

                                PROXY STATEMENT

                         Annual Meeting of Stockholders
                                 April 23, 1998

    The enclosed proxy is solicited by the Board of Directors of DEM, Inc. (the "Company") for use at the annual meeting of stockholders of the Company to be held at the offices of The Chapman Co., The World Trade Center-Baltimore, 28th Floor, 401 East Pratt Street, Baltimore, Maryland, on April 23, 1998, at 11:00 A.M. local time. This Proxy Statement and form of Proxy were first mailed to stockholders on March 25, 1998.

    Proxies will be solicited by mail and may be solicited in person or by telephone by directors, officers and employees of the Company. Nominees will, upon request, be supplied with additional proxy materials and will be reimbursed by the Company for their reasonable expenses in sending these materials to their principals. The cost of printing and mailing this notice and proxy statement and proxy form and of soliciting proxies will be borne by the Company.

    Management knows of no business to be brought before the meeting except as set forth in the notice of the meeting. If any other matters should come before the meeting, the persons named in the enclosed form of proxy intend to vote on such matters in accordance with their best judgment.

    A stockholder may revoke his proxy by notifying the Company in writing prior to the meeting, by subsequently executing another proxy or by attending the meeting and giving oral notice of revocation to the Chairman of the meeting.

    Stockholders are urged to return their proxies promptly in order to ensure action by a quorum and to avoid the expense of additional solicitation.

    The Company will furnish, without charge, a copy of the Annual Report to Stockholders dated December 31, 1997 to any stockholder upon request. Any such request should be directed to Lisa Fullagar, DEM, Inc., The World Trade Center-Baltimore, 28th Floor, 401 East Pratt Street, Baltimore, Maryland 21202, telephone (800) 752-1013.

                             PRINCIPAL STOCKHOLDERS

    The following table sets forth, to the Company's knowledge, the name, the number of shares and the percentage of the outstanding shares of the Company owned beneficially by each person who owned beneficially 5% or more of the outstanding shares on February 28, 1998, the latest practicable date. No shares of the Company are beneficially owned by any director, director nominee or executive officer of the Company.


NAME AND ADDRESS OF BENEFICIAL OWNER                                                        TOTAL SHARES        %
----------------------------------------------------------------------------------------  ----------------  ---------
Memphis Retirement System                                                                     252,536         21.98%
 125 North Main Street, Room 368
Memphis, TN 38103-2017

Policemen & Firemen Retirement                                                                250,000         21.76%
System of the City of Detroit
908 City-County Building
Detroit, MI 48226

Shelby County Retirement System                                                               202,451         17.62%
160 North Mid-Atlantic Mall, Suite 950
Memphis, TN 38103

Potomac Electric Power Company                                                                134,967         11.75%
1900 Pennsylvania Avenue, N.W.
Washington, DC 20068-0001

Texaco--Harrison Capital, Inc.                                                                101,225          8.81%
2000 Westchester Avenue
White Plains, NY 10650

Philadelphia Gas Works                                                                         60,000          5.22%
Retirement Reserve Fund
1310 Municipal Services Building
1401 JFK Boulevard
Philadelphia, PA 19102


    Stockholders of record at the close of business on March 24, 1998, are entitled to vote at the meeting ("Record Date"). On the Record Date the Company had 1,148,776 outstanding shares of Common Stock. Stockholders of the Company are entitled to one vote for each share held and will vote as a single class on each matter to be considered at the meeting. The presence in person or by proxy of the holders of one-third of the shares entitled to vote at the meeting is required to constitute a quorum for the transaction of business.

                         1. ELECTION OF DIRECTORS

    Three directors are to be elected at the meeting. The Board of Directors has nominated the persons named below for election as directors.

    Nominees for Directors to serve until the 2001 Annual Meeting (Class I)

           Dr. Glenda Glover            James B. Lewis

    Nominees for Directors to serve until the 2000 Annual Meeting (Class III)

           Dr. Benjamin Hooks

    Unless directed to the contrary, proxies will be voted for the election of such nominees. Each nominee has consented to the nomination and has agreed to serve if elected. If any of the nominees should not be available for election, the persons named as proxies may vote for other persons in their discretion. The Board of Directors has no reason to believe that any of the nominees will be unable or unwilling to serve if elected.

    The name and age, positions held with the Company and principal occupation for the past five years of each director, nominee for election as director and executive officer of the Company are set forth below:

                     DIRECTORS AND EXECUTIVE OFFICERS


                                                 POSITION(S)
                                                  HELD WITH                                 PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS                                 REGISTRANT                  AGE              DURING PAST 5 YEARS
-----------------------------------  -----------------------------------     ---        -----------------------------------

                         Class I Directors to serve until the 2001 Annual Meeting

James B. Lewis                            Nominee for                         50          City Administrator/Manager,
401 E. Pratt St., 28th Floor              Director; Director                              City of Rio Rancho, New
Baltimore, MD 21202                       since 1995                                      Mexico since March 1996,
                                                                                          Chief Clerk--State
                                                                                          Corporation Commission from
                                                                                          April 1995 to March 1996,
                                                                                          Chief of Staff, Office of
                                                                                          the Governor from Jan. 1991
                                                                                          to April 1995. New Mexico
                                                                                          State Treasurer, December
                                                                                          1985 to January 1991. County
                                                                                          Treasurer, Bernadillo County
                                                                                          1982-1985. Director of The
                                                                                          Chapman Funds, Inc.

Dr. Glenda Glover                         Nominee for                         45          Dean of School of Business,
401 E. Pratt St., 28th Floor              Director; Director since 1997                   Jackson State University
Baltimore, MD 21202                                                                       since 1994. Chairperson of
                                                                                          Accounting Department, Howard
                                                                                          University from 1990 through 1994.

                  Class II Directors to serve until the 1999 Annual Meeting


Lottie H. Shackelford                     Director since 1995                 56          Executive Vice President of
401 E. Pratt St., 28th Floor                                                              Global USA since 1994.
Baltimore, MD 21202                                                                       Independent Consultant, City
                                                                                          Director of the City of
                                                                                          Little Rock, Arkansas from
                                                                                          1978 through 1995. Director of
                                                                                          The Chapman Funds, Inc. (an
                                                                                          open-end investment company
                                                                                          managed by the Company's
                                                                                          investment adviser). Director of
                                                                                          Chapman Holdings, Inc. since 1997

Robert L. Wallace                         Director since 1995                 41          President since 1993 of the
401 E. Pratt St., 28th Floor                                                              BITH Group, Inc. Senior Vice
Baltimore, MD 21202                                                                       President of ECS Technology,
                                                                                          Inc. from 1992 to 1993.
                                                                                          Assistant Vice President
                                                                                          Maryland National Bank from
                                                                                          1990 to 1992. Author "Black
                                                                                          Wealth Through Black
                                                                                          Entrepreneurship."

                        Class III Directors to serve until the 2000 Annual Meeting

*Nathan A. Chapman, Jr.                   President, Chairman of the          40          President and Director since
401 E. Pratt St., 28th Floor              Board of Directors and                          1986 of The Chapman Co. and
  Baltimore, MD 21202                     Director since 1995                             President and Director of
                                                                                          Chapman Capital Management, Inc.
                                                                                          since 1988. President and
                                                                                          Director of The Chapman
                                                                                          Funds, Inc. (an open-end
                                                                                          investment company managed
                                                                                          by the Company's investment
                                                                                          adviser) since 1988.
                                                                                          President and Director of
                                                                                          Chapman Holdings, Inc.

Ronald A. White                            Director since 1995                48          President, Ronald A. White,
401 E. Pratt St., 28th Floor                                                              P.C., a law firm, since
Baltimore, MD 21202                                                                       1982. Director of The
                                                                                          Chapman Funds, Inc.

*Dr. Benjamin Hooks                        Nominee for                        72          Senior Vice President of the
401 E. Pratt St., 28th Floor               Director; Director                             Chapman Co., since May 1993.
Baltimore, MD 21202                        since 1997                                     Executive Director of the
                                                                                          NAACP from 1977 to April
                                                                                          1993. Director of The
                                                                                          Chapman Funds, Inc.

                                     4


Earl U. Bravo, Sr.                         Vice President and Secretary       50          Secretary and Assistant
401 E. Pratt St., 28th Floor               since 1995 and Assistant                       Treasurer of The Chapman Co.
Baltimore, Maryland 21202                  Treasurer since 1997                           since 1997. Secretary and
                                                                                          Assistant Treasurer of The
                                                                                          Chapman Funds, Inc. since
                                                                                          1997. Senior Vice President,
                                                                                          Secretary, Assistant
                                                                                          Treasurer and Director of
                                                                                          Chapman Holdings, Inc. since
                                                                                          1997.

M. Lynn Ballard                            Treasurer since 1995 and           55          Controller since 1988 and
401 E. Pratt St., 28th Floor               Assistant Secretary since                      Treasurer and Assistant
Baltimore, Maryland 21202                  1997                                           Secretary since 1997 of The
                                                                                          Chapman Co. Treasurer since
                                                                                          1990, Controller since 1995
                                                                                          and Assistant Secretary
                                                                                          since 1997 of Chapman
                                                                                          Capital Management, Inc.
                                                                                          Treasurer since 1988 and
                                                                                          Assistant Secretary since
                                                                                          1997 of The Chapman Funds,
                                                                                          Inc. Treasurer, Secretary
                                                                                          and Controller of Chapman
                                                                                          Holdings, Inc. since 1997.

* Directors deemed to be "interested persons" of the Company for purposes of the Investment Company Act of 1940, as amended (the "1940 Act"), are indicated by an asterisk. In addition to the positions indicated with the Company's advisor and distributor, Mr. Chapman is a controlling stockholder of Chapman Holdings, Inc. and Chapman Capital Holdings, Inc., the holding companies of the Company's distributor and advisor, respectively.

                               COMPENSATION TABLE

                                                                                                             TOTAL
                                                                       PENSION OR                        COMPENSATION
                                                                       RETIREMENT         ESTIMATED      FROM FUND AND
                                                       AGGREGATE     BENEFIT ACCRUED       ANNUAL        FUND COMPLEX
NAME OF PERSON                                       COMPENSATION    AS PART OF FUND    BENEFITS UPON       PAID TO
POSITION                                               FROM FUND        EXPENSES         RETIREMENT        DIRECTORS
---------------------------------------------------  -------------  -----------------  ---------------  ---------------
Nathan A. Chapman, Jr.
Director and President                                 $     -0-        $      -0-         $     -0-        $      -0-

Dr. Glenda Glover
Director                                               $    1,000              -0-               -0-        $    1,000

Dr. Benjamin Hooks
Director                                               $    1,000              -0-               -0-        $    5,000

James B. Lewis
Director                                               $    4,000              -0-               -0-        $    8,000

Lottie H. Shackelford
Director                                               $    4,000              -0-               -0-        $    8,000

Ronald A. White
Director                                               $    3,000              -0-               -0-        $    6,000

                                     5


Robert L. Wallace
Director                                               $   3,000        $     -0-         $     -0-        $   3,000


    No executive officer of the Company receives any compensation from the Company. The Board of Directors of the Company met four times during the fiscal year ended December 31, 1997. Ms. Shackelford and Mr. Lewis each attended four meetings. Messrs. Wallace and White each attended three meetings. Dr. Glover and Dr. Hooks each attended one meeting after their appointments as directors of the Company at a Board of Directors meeting held on July 18, 1997. Messrs. Lewis, Wallace and White and Dr. Glover and Ms. Shackelford are members of the Audit Committee of the Board of Directors.

    Directors of the Company, who are not executive officers of the Company, receive from the Company a fee of $1,000 for each Board of Directors meeting attended and are reimbursed for all out-of-pocket expenses relating to attendance at meetings.

    No director or executive officer of the Company owns beneficially any shares of the Company. All of the outstanding voting equity securities of Chapman Capital Management, Inc., the Company's investment advisor, are held by Chapman Capital Holdings, Inc. Mr. Chapman owns 92% of the outstanding voting securities of Chapman Capital Holdings, Inc. Mr. Chapman also owns approximately 62% of the outstanding voting securities of Chapman Holdings, Inc., the holding company of the Company's distributor, The Chapman Co.

    If a quorum is present, a plurality of the votes cast at the meeting is required for election of a director. Abstentions and broker non-votes will not constitute a vote "for" or "against" any matter but will be counted toward a quorum.

    The Board of Directors recommends a vote FOR election of each of the nominees named above as a director of the Corporation.

                2. APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

    Chapman Capital Management, Inc., The World Trade Center--Baltimore, 28th Floor, 401 East Pratt Street, Baltimore, MD 21202 (the "Advisor"), has acted as the investment advisor and administrator for the Company pursuant to an advisory and administrative services agreement dated November 30, 1995 which was approved by the directors of the Company at a meeting on November 17, 1995 and by the sole stockholder of the Company pursuant to a written consent action dated December 1, 1995. At a meeting held on February 11, 1998, a majority of the Company's directors who are not "interested persons" of the Company for purposes of the 1940 Act with concurrence of a majority of the Board of Directors, approved a revised advisory and administrative services agreement with the Advisor (the "Advisory Agreement"), subject to ratification by the stockholders.

THE ADVISOR

    As of February 26, 1998, the Advisor is a wholly-owned subsidiary of Chapman Capital Holdings, Inc. Mr. Chapman owns approximately 92% of the outstanding voting securities of Chapman Capital Holdings, Inc.

    The name, address and principal occupation of the principal executive officer and each director of the Advisor are as follows:

                                                                                   PRINCIPAL OCCUPATIONS
NAME AND ADDRESS                                     OFFICE                       DURING PAST FIVE YEARS
------------------------------------  ------------------------------------  ------------------------------------

Nathan A. Chapman, Jr.                  President, Chairman of the Board of    See "ELECTION OF DIRECTORS."
401 E. Pratt St., 28th Floor            Directors and Director
Baltimore, MD 21202

M. Lynn Ballard                         Treasurer, Assistant Secretary and     See "ELECTION OF DIRECTORS."
401 E. Pratt St., 28th Floor            Controller
Baltimore, MD 21202

Theron Stokes                           Director                               Attorney for the Alabama Education
401 E. Pratt St., 28th Floor                                                   Association.
Baltimore, MD 21202

Earl U. Bravo                           Director, Secretary and Assistant      See "ELECTION OF DIRECTORS."
401 E. Pratt St., 28th Floor            Treasurer
Baltimore, MD 21202


    Mr. Chapman is President and a Director of the Company. Ms. Ballard is the Treasurer and Assistant Secretary of the Company. Mr. Bravo is the Vice President, Secretary and Assistant Treasurer of the Company

TERMS OF THE ADVISORY AGREEMENT

    The following summary of the Advisory Agreement is not intended to be a complete description and is qualified by reference to the terms of the Advisory Agreement, a copy of which is attached hereto as Annex A.

    Under the terms of the Advisory Agreement, the Advisor is responsible for supervision and management of the Company's operations and formulation and implementation of the investment polices of the Company under the supervision of the Board of Directors. The Advisor is also responsible for administration of the Company, including executive management, office facilities and administrative services.

    Pursuant to the Advisory Agreement, the Advisor receives from the Company both an advisory fee at an annual rate of .90% of the Company's average weekly net assets during the preceding month and an administrative fee of .15% of the Company's average weekly net assets during the preceding month.


    The Advisor has agreed to bear all expenses in connection with the performance of its advisory and administrative services. The Company bears all other expenses incurred in its operations. The expenses the Company pays include the Advisor's management and administration fees, taxes, fees of its directors who are not officers, cost of directors' meetings, fees payable to the Securities and Exchange Commission, state securities qualification fees, costs of preparing and printing prospectuses for existing stockholders, fees and expenses of the custodian and transfer agent, certain insurance costs, auditing and legal expenses, costs of stockholder reports and meetings and any extraordinary expenses. The Company also pays for brokerage fees and commissions in connection with the purchase and sale of portfolio securities.

    For the period January 1, 1997 to December 31, 1997, the Advisor received management and administrative fees of $117,740 and $19,624, respectively, from the Company. These amounts include administrative amounts paid by the Advisor to others for administrative services with respect to the Company.

    The Advisory Agreement provides that the Advisor and other persons who assist the Advisor in providing services to the Company will not be liable for any error of judgment, mistake of law or for any loss suffered by the Company and the Company will indemnify the Advisor and such other persons who may assist the Advisor in providing services to the Company against liability incurred by them in providing service to the Company, except for willful misfeasance, bad faith or gross negligence of the Advisor or such other persons in the performance of duties or reckless disregard or obligations and duties.

    Unless sooner terminated, the Advisory Agreement will continue in effect until December 29, 1999 and from year to year thereafter if such continuance is approved at least annually by the Company's Board of Directors or by a vote of the majority of the outstanding shares of the Company, and, in either case, by a majority of the Directors who are not parties to the Advisory Agreement or interested persons, as defined in the 1940 Act, of any party, by votes cast in person at a meeting called for such purpose. The Advisory Agreement may be terminated by the Company or the Advisor on 60 days' written notice, and will terminate immediately in the event of its assignment.

    The Advisory Agreement provides that if the Advisor ceases to be the Company's investment advisor, the Company will change its name to a name which does not include "DEM," "Domestic Emerging Markets" or "Chapman" at the Advisor's request. The Advisory and Administrative Services Agreement dated November 31, 1995 (the "Existing Advisory Agreement") contained a provision only as to the use of the "Chapman" name. In addition, as required by the 1940 Act, the Advisory Agreement provides that the books and records maintained by the Advisor pursuant to the Advisory Agreement are the property of the Company and will be surrendered to the

Company promptly on its request. The Existing Advisory Agreement did not contain such a provision. In all other material respects, the terms of the Advisory Agreement are the same as the terms of the Existing Advisory Agreement.

PORTFOLIO TRANSACTIONS

    The Advisor is responsible for decisions to buy or sell securities and the selection of broker-dealers for the Company subject to policies adopted by the Company's Board of Directors. Portfolio securities may be purchased directly from the issuer or from a dealer serving as market maker or may be purchased in broker's transactions. If securities are sold prior to maturity, they may be sold directly to an issuer or dealer or in broker's transactions. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid. The price paid to or received from a dealer for a security may include a spread between bid and asked prices. When securities are purchased or sold in a broker's transaction, a commission will be paid.

    The Company's policy for placing orders for purchases and sales of securities for the Company is to give primary consideration to obtaining the most favorable price and efficient execution of transactions.

    The Chapman Co. may effect brokerage transactions for the Company when it is able to provide a net price and execution at least as favorable to the Company as those determined to be available from unaffiliated brokers or dealers. The commissions paid to The Chapman Co. on transactions for the Company may not exceed those charges by The Chapman Co. to comparable unaffiliated clients in similar transactions or the limits set forth in rules adopted by the Securities and Exchange Commission. The Board of Directors of the Company has adopted procedures, which it will review annually, intended to ensure compliance with these limitations. The procedures require that The Chapman Co. report each transaction to the Company and that the Board of Directors determine at least quarterly that all transactions effected by The Chapman Co. have been effected in accordance with such procedures.

    During the period January 1, 1997 to December 31, 1997, the total purchases and sales (excluding maturities) of the Company were $12,541,502, all of which were transacted through The Chapman Co. During such period The Chapman Co. received compensation of $22,872 for portfolio transactions executed on behalf of the Company. Such compensation represented 100% of the Company's aggregate brokerage commissions.

    When comparable price and execution can be obtained from more than one broker or dealer, consideration may be given to placing portfolio transactions with those brokers or dealers who also furnish research and other services to the Company or the Advisor. These services may include information as to the availability of securities for purchase or sale, statistical or factual information or opinions pertaining to investments, evaluations of portfolio securities, and research related computer software or hardware. These services may benefit the Advisor in the management of accounts of other clients and may not benefit the Company directly. While such services are useful and important in supplementing its own research, the Advisor believes the value of such services is not determinable and does not significantly reduce its expenses. The fees payable to the Advisor will not be reduced by the value of such services.

    The Advisor and its affiliates deal, trade and invest for its own account in the types of securities in which the Company may invest and may have relationships with the issuers of securities purchased by the Company.

    Investment decisions for the Company are made independently from those for other accounts advised by the Advisor. The Advisor's other accounts may also invest in the same securities as the Company. When a purchase or sale of the same security is made at substantially the same time on behalf of the Company and another account, the transaction will be averaged as to price, and available instruments allocated as to amount, in a manner believed to be equitable to the Company and/or account. In some instances, this procedure may adversely affect the price paid or received by a Company or the size of the position obtained or sold by a Company. To the extent permitted by law, the securities to be sold or purchased for a Company may be aggregated with those to be sold or purchased for the other Company or accounts in order to obtain the best execution.

    In approving the Advisory Agreement at its meeting on February 11, 1998, the Board of Directors considered, among other factors, the nature and extent of the services to be performed by the Advisor, the Advisor's experience in providing such services to investment companies and to the Company, the fees to be paid to the Advisor, the other terms of the Advisory Agreement, and the financial condition of the Advisor.

    The approval of the Advisory Agreement requires the vote of either (i) the holders of 67% or more of the shares of the Company present at the Meeting, if the holders of over 50% of the outstanding shares of the Company are present or represented by proxy, or (ii) the vote of holders of over 50% of the outstanding shares of the Company, whichever is less.

    If the Advisory Agreement is not approved by the stockholders, the Board of Directors will consider what actions it should take, including the substitution of a new advisor.

    The Board of Directors recommends that the stockholders vote FOR approval of the Advisory Agreement.

                      3. CHANGES TO FUNDAMENTAL POLICIES

    The Company currently has a fundamental policy prohibiting it from investing in restricted securities as defined in Rule 144 under the Securities Act of 1933 (the "1933 Act"). In order to achieve maximum investing flexibility in pursuing its principal investment objective of aggressive long-term growth through investment in Domestic Emerging Markets that it believes are positioned for growth, the Company wishes to remove this investment restriction. This change will, in turn, permit the Company to invest in non-publicly traded securities, such as those of privately-held companies or private placements of public companies, as well as private venture capital funds.

    Set forth below is a description of these revised investment policies concerning restricted and other non-publicly traded securities, including a description of the risk factors inherent in such investments. Upon approval by the stockholders of the Company, this new investment policy will become effective immediately.

NON-PUBLICLY TRADED AND ILLIQUID SECURITIES

    If the stockholders approve the removal of the Company's fundamental policy prohibiting the Company from investing in restricted securites as defined in Rule 144 under the 1933 Act, the Board of Directors currently intends to adopt a policy that the Company may not invest more than 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market and securities that are restricted securities as defined in Rule 144 under the Securities Act ("Illiquid Securities"). Illiquid Securities include securities which have not been registered under the Securities Act, sometimes referred to as private placements, and are purchased directly from the issuer or in the secondary market. The Company will seek to invest in the securities of private companies that the Investment Advisor believes have the potential for above average capital appreciation, in anticipation of their initial public offering. Investment companies do not typically hold a significant amount of restricted securities or other Illiquid Securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and an investment company might be unable to dispose of restricted or other Illiquid Securities promptly or at reasonable prices. An investment company might also be required to register Illiquid Securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede a public offering of such securities.

    Although the Company's management believes that investments in Illiquid Securities offer the opportunity for significant capital gains, these investments involve a high degree of business and financial risk that can result in substantial losses in the portion of the Company's portfolio invested in these investments. Among these are the risks associated with companies in an early stage of development or with little or no operating history, companies operating at a loss or with substantial variation in operating results from period to period, companies with the need for substantial additional capital to support expansion or to maintain their competitive positions, or companies with significant financial leverage. Such companies may also face intense competition from others including those with greater financial resources or more extensive development, manufacturing, distribution or other attributes, over which the Company will have no control.

PRIVATE FUNDS

    If the stockholders approve the removal of the Company's fundamental policy prohibiting the Company from investing in restricted securities as defined in Rule 144 under the 1933 Act, the Board of Directors currently intends to adopt a policy that, as an alternative to direct investments in Illiquid Securities, the Company may invest up to 10% of its assets in private venture capital funds including United States private limited partnerships or other investment funds ("Private Funds") that themselves invest in Illiquid Securities. Although investments in Private Funds offer the opportunity for significant capital gains, these investments involve a high degree of business and financial risk that can result in substantial losses in the portion of the Company's portfolio invested in these investments. Among these are the risks associated with investment in companies in an early stage of development or with little or no operating history, companies operating at a loss or with substantial variation in operating results from period to period, companies with the need for substantial additional capital to support expansion or to maintain a competitive position, or companies with significant financial leverage. Such companies may also face intense competition from others including those with greater financial resources or more extensive development, manufacturing, distribution or other attributes, over which the Company will have no control.


    Interests in the Private Funds in which the Company may invest will be subject to substantial restrictions on transfer and, in some instances, may be non-transferable for a period of years. Private Funds may participate in only a limited number of investments and, as a consequence, the return of a particular Private Fund may be substantially adversely affected by the unfavorable performance of even a single investment. Certain of the Private Funds in which the Company may invest may pay their investment managers a fee based on the performance of the Company, which may create an incentive for the manager to make investments that are riskier or more speculative than would be the case if the manager was paid a fixed fee. Private Funds are not registered under the 1940 Act and, consequently, are not subject to the restrictions on affiliated transactions and other protections applicable to regulated investment companies. The valuation of companies held by Private Funds, the securities of which are generally unlisted and illiquid, may be very difficult and will often depend on the subjective valuation of the managers of the Private Funds, which may prove to be inaccurate. Inaccurate valuations of a Private Fund's portfolio holdings may affect the Company's net asset value calculations.

    To the extent that these Private Funds are investment companies for purposes of the 1940 Act, the Company's ability to invest in them will be limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of total assets with respect to any one investment company and, (iii) 10% of the Company's total assets in the aggregate. The securities of Private Funds will typically themselves be classified as Illiquid Securities by the Board of Directors. Accordingly, the Company's total investment in Illiquid Securities, including Private Funds, is limited to 15% of the Company's net assets with no more than 10% of the Company's net assets invested in Private Funds.

    The foregoing investment limitations are not fundamental policies and may be changed by the Board of Directors of the Company without shareholder approval, subject to the provisions of the 1940 Act.

    The approval of the changes in the Company's fundamental policies requires the vote of either (i) the holders of 67% or more of the shares of the Company present at the Meeting, if the holders of 50% of the outstanding shares of the Company are present or represented by proxy, or (ii) the vote of holders of over 50% of the outstanding shares of the Company, whichever is less.

    The Board of Directors recommends that the stockholders vote FOR approval of the changes to the Company's fundamental policies.

                      4. SELECTION OF INDEPENDENT AUDITORS

    Arthur Andersen LLP served as independent auditors of the Company for its fiscal year ended December 31, 1997. Arthur Andersen LLP has no direct or material indirect interest in the Company, Chapman Capital Management, Inc., Chapman Capital Holdings, Inc., The Chapman Co. or Chapman Holdings, Inc. At a meeting held on February 11, 1998, a majority of the Company's Directors who are not interested persons of the Company, with the concurrence of a majority of the Board of Directors, selected Arthur Andersen LLP as independent auditors of the Company for the current fiscal year, subject to ratification by the stockholders.

    The Board of Directors of the Company has determined that utilizing the services of Arthur Andersen LLP, who have experience in auditing mutual funds, is in the best interests of the Company.

    Arthur Andersen LLP is not currently expected to have a representative present at the meeting and, therefore, will not make a statement or respond to questions at the meeting.

    The affirmative vote of a majority of the shares voted at the meeting, assuming a quorum is present, is required to ratify the selection of auditors.

    The Board of Directors recommends that the stockholders vote FOR the ratification of the selection of Arthur Andersen LLP as independent auditors of the Company.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, file with the Securities and Exchange Commission (the "Commission") initial reports of ownership and reports of change in ownership of Common Stock of the Company. The same persons are also required by Commission regulation to furnish the Company with copies of all Section 16(a) forms that they file.

    To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company, and written representations that no other reports were required during the fiscal year ended December 31, 1997, all
Section 16(a) filing requirements applicable to the Company's executive officers and directors were complied with. With respect to greater than 10% beneficial owners, the Company has not received copies of any reports filed by such persons with the Commission and has received no written representations from such persons.

                             ADDITIONAL INFORMATION

    The Chapman Co., The World Trade Center--Baltimore, 28th Floor, 401 East Pratt Street, Baltimore, Maryland 21202, acts as the Company's principal underwriter.

                             STOCKHOLDER PROPOSALS

    All stockholder proposals intended to be presented at the 1999 Annual Meeting of Stockholders must be received by the Company at the address set forth on the first page of this Proxy Statement not later than November 24, 1998 for inclusion in the Company's proxy statement and proxy relating to that meeting. It is suggested that proposals be forwarded by certified mail, return receipt requested.

March 24, 1998

                                      -------------------------------
                                      Earl U. Bravo, Sr.
                                      Secretary

                                                           ANNEX A

                 ADVISORY AND ADMINISTRATIVE SERVICES AGREEMENT

                                  DEM, INC.
                      The World Trade Center--Baltimore
                      401 East Pratt Street, 28th Floor
                           Baltimore, Maryland 21202

                                                      April       , 1998

Chapman Capital Management, Inc.
The World Trade Center--Baltimore
401 East Pratt Street, 28th Floor
Baltimore, Maryland 21202

Ladies and Gentlemen:

    This will confirm the agreement between the undersigned (the "Company") and you as follows:

    1. General. The Company is a closed-end non-diversified management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Company proposes to engage in the business of investing and reinvesting its assets in the manner and in accordance with the investment objectives, policies and limitations specified in the Company's Prospectus and Statement of Additional Information (collectively, the "Prospectus"), included in the Company's Registration Statement, as amended or supplemented from time to time (the "Registration Statement"), filed under the 1940 Act, and the Securities Act of 1933, as amended. Copies of the Prospectus have been furnished to you. Any amendments or supplements to the Prospectus shall be furnished to you promptly.

    2. Advisory Services. Subject to the supervision and approval of the Company's Board of Directors, you will provide investment management of the Company's portfolio in accordance with the Company's investment objectives, policies and limitations as stated in the Prospectus as from time to time in effect. In connection therewith, you will obtain and provide investment research and will supervise the Company's investments and conduct a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of the Company's assets. You will place orders for the purchase and sale of portfolio securities and will solicit brokers to execute transactions, including The Chapman Co., in accordance with the Company's policies and restrictions regarding brokerage allocations. You will furnish to the Company such statistical information with respect to the investments which the Company may hold or contemplate purchasing as the Company may reasonably request.

    3. Administrative Services. You will supply office facilities, data processing services, clerical, accounting and bookkeeping services, internal auditing services, executive and other administrative services; provide stationery and office supplies; prepare reports to the Company's stockholders, tax returns and reports to and filings with the Securities and Exchange Commission and state Blue Sky authorities; calculate the net asset value of the Company's shares; provide persons to serve as the Company's officers and generally assist in all aspects of the Company's operations.

    4. Assistance. You may employ or contract with other persons to assist you in the performance of this Agreement. Such persons may include Axe-Houghton Management, Inc. or other investment advisory or management firms and officers or employees who are employed by both you and the Company. The fees or other compensation of such persons shall be paid by you and no obligation may be incurred on the Company's behalf to any such person.

    5. Fees. In consideration of the advisory services rendered pursuant to this Agreement, the Company will pay you on the first business day of each month a fee at the annual rate of .90 % of the value of the Company's average weekly net assets during the preceding month. In consideration of the administrative services rendered pursuant to this Agreement, the Company will pay you on the first business day of each month a fee at the annual rate of .15% of the value of the Company's average weekly net assets during the preceding month. Net asset value shall be computed in the manner, on such days and at such time or times as described in the Company's Prospectus from time to time. The fee for the period from the effective date of the Registration Statement to the end of the first month thereafter shall be pro-rated according to the proportion which such period bears to the full monthly period, and upon any termination of this Agreement before the end of any month, the fee for such part of a month shall be pro-rated according to the proportion which such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement.

    6. Expenses.

    (a) You will bear all expenses in connection with the performance of your services under this Agreement. All other expenses to be incurred in the operation of the Company will be borne by the Company, except to the extent specifically assumed by you. The expenses to be borne by the Company include, without limitation, the following: organizational costs, taxes, interest, brokerage fees and commissions and other expenses in any way related to the execution, recording and settlement of portfolio security transactions, fees of Directors who are not also your officers, Securities and Exchange Commission fees, state Blue Sky qualification fees, charges of custodians, transfer and dividend paying agents' premiums for directors and officers liability insurance, costs of fidelity bonds, industry association fees, outside auditing and legal expenses, costs of maintaining corporate existence, costs of maintaining required books and accounts, costs attributable to investor services

(including, without limitation, telephone and personnel expenses), costs of shareholders' reports and meetings, costs of preparing, printing and mailing share certificates, proxy statements and prospectuses, and any extraordinary expenses.

    (b) If in any fiscal year the aggregate expenses of the Company (including fees paid to you pursuant to this Agreement, but excluding interest on borrowings, taxes, brokerage and, with the prior written consent of the necessary state securities commissions, extraordinary expenses) exceed the expense limitation of any state having jurisdiction over the Company, the Company may deduct from the payment to be made to you under this Agreement, or you will bear, such excess expense to the extent required by state law. Your obligation pursuant hereto will be limited to the amount of your fees hereunder. Such deduction or payment, if any, will be estimated, reconciled and effected or paid, as the case may be, on a monthly basis.

    7. Liability. You shall exercise your best judgment in rendering the services to be provided to the Company. The Company agrees as an inducement to you and to others who may assist you in providing services to the Company that you and such other persons shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company and the Company agrees to indemnify and hold harmless you and such other persons against and from any claims, liabilities, actions, suits, proceedings, judgments or money damages (and expenses incurred in connection therewith, including the reasonable cost of investigating or defending same, including, but not limited to attorneys' fees) arising out of any such error of judgment or mistake of law or loss; provided that nothing herein shall be deemed to protect or purport to protect you or any other such person against any liability to the Company or to its security holders to which you or they would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder, or by reason of reckless disregard of the obligations and duties hereunder.

    8. Other Accounts. The Company understands that you and other persons with whom you contract to provide the services hereunder may from time to time act as investment adviser to one or more other investment companies and fiduciary or other managed accounts, and the Company has no objection to your or their so acting. When purchase or sale of securities of the same issuer is suitable for the investment objectives of two or more companies or accounts managed by you or such other persons which have available funds for investment, the available securities will be allocated in a manner believed by you and such other persons to be equitable to each company or account. It is recognized that in some cases this procedure may adversely affect the price paid or received by the Company or the size of the position obtainable for or disposed of by the Company.

    In addition, it is understood that you and the persons with whom you contract to assist in the performance of your duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict your or their right to engage in and devote time and attention to similar or other businesses.

    9. Term. This Agreement shall continue with respect to the Company until December 29, 1999 and thereafter shall continue automatically for successive annual periods ending on the anniversary of such date, provided such continuance with respect to the Company is specifically approved at least annually by the Company's Board of Directors or vote of the lesser of (a) 67% of the shares of the Company represented at a meeting if holders of more than 50% of the outstanding shares of the Company are present in person or by proxy or (b) more than 50% of the outstanding shares of the Company, provided that in either event its continuance also is approved by a majority of the Company's Directors who are not "interested persons" (as defined in the 1940
Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable with respect to the Company without penalty, on 60 days' notice, by you or by the Company's Board of Directors or by vote of the lesser of (a) 67% of the shares of the Company represented at a meeting if holders of more than 50% of the outstanding shares of the Company are present in person or by proxy or (b) more than 50% of the outstanding shares of the Company. This Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).


    10. "Chapman," "Domestic Emerging Markets" and "DEM" Names. The Company recognizes that from time to time your directors, officers and employees may serve as directors, trustees, partners, officers and employees of other corporations, business trusts, partnerships or other entities (including other investment companies) and that such other entities may include the names "Chapman," "Domestic Emerging Markets" or "DEM" as part of their names. You or your affiliates may enter into investment advisory or other agreements with such other entities. If you cease to act as the Company's investment adviser, the Company agrees that, at your request, the Company will take all necessary action to ensure that the name of the Company does not include "Chapman," "Domestic Emerging Markets" or "DEM" in any form or combination of words.

    11. Record Keeping and Other Information. You will create and maintain all records required of you pursuant to your duties hereunder in accordance with all applicable laws, rules and regulations, including records required by Section 31(a) of the 1940 Act. All such records will be the property of the Company and will be available upon request of the Company for inspection, copying and use by the Company and will be surrendered to the Company promptly upon demand of the Company. Where applicable, such records will be maintained by you for the periods and in the places required by Rule 31a-2 under the 1940 Act. Upon termination of this Agreement, you will promptly surrender all such records to the Company or such person as the Company may designate.

    If the foregoing is in accordance with your understanding, will you kindly so indicate by signing and returning to us the enclosed copy hereof.

                                   Very truly yours,

                                   DEM, INC.

                                   By:
                                      ----------------------------------------
                                        Nathan A. Chapman, Jr.,
                                        Chairman and President

Accepted:

CHAPMAN CAPITAL MANAGEMENT, INC.

By:
    ----------------------------------
    Nathan A. Chapman, Jr.,
    President

                                   DEM, INC.
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The Undersigned hereby appoints Nathan A. Chapman, Jr. and Earl U. Bravo, Sr., or either of them, the proxy or proxies of the undersigned with full powers of substitution, to vote all shares of Common Stock of DEM, Inc. held of record by the undersigned at the close of business on March 24, 1998, at the Annual Meeting of Stockholders of the Company to be held on Thursday, April 23, 1998 at 11:00 a.m., local time and at any adjournment or adjournments thereof, upon the matters set forth herein.


           PLEASE MARK YOUR CHOICE IN BLUE OR BLACK INK, PLEASE SIGN,
       DATE AND RETURN THIS PROXY PROMPTLY USING THE ACCOMPANYING ENVELOPE

 / x /     Please mark     If properly executed, the shares represented by
           votes as in     this proxy will be voted in the manner
           this example    directed herein by the undersigned stockholder,
                           or to the extent directions are not given, such shares will be voted FOR each of the nominees and each other proposal.

The Board of Directors recommends a vote "FOR" the nominees listed below and a vote "FOR" Proposal 2, 3, 4 and 5.

1.    ELECTION OF DIRECTORS.

      Nominees: Class I: Glenda Glover and James B. Lewis
                Class III: Dr. Benjamin Hooks


/  /  FOR ALL NOMINEES LISTED (EXCEPT AS        /  /  WITHHOLD AUTHORITY FOR
      INDICATED)                                      ALL NOMINEES LISTED


To withhold authority to vote for any nominee, write that nominee's name in the space provided.
--------------------------------------------------------------------------------
                                                     For     Against     Abstain
2   APPROVAL OF THE INVESTMENT ADVISORY AND
    ADMINISTRATIVE SERVICES AGREEMENT                / /       / /         / /
    BETWEEN DEM, INC. AND CHAPMAN CAPITAL
    MANAGEMENT, INC.

3   APPROVAL OF CHANGE IN FUNDAMENTAL
    POLICIES CONCERNING RESTRICTED SECURITIES.      / /       / /         / /

4   RATIFICATION OF APPOINTMENT  OF ARTHUR         / /        / /        / /
    ANDERSEN LLP AS INDEPENDENT AUDITORS.

5   IN THEIR DISCRETION, THE PROXIES ARE
    AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS   / /        / /         / /
    AS MAY PROPERLY COME BEFORE THE MEETING OR
    ANY ADJOURNMENT THEREOF.

                              MARK HERE FOR ADDRESS
----------------------     CHANGE AND NOTE SUCH CHANGE
                                    AT LEFT                     / /
----------------------

Please sign. Persons acting in a fiduciary capacity should so indicate. PLEASE NOTE any change of address and supply any missing Zip Code number.

Signature:                          Date:
          ----------------------          --------------------------
Signature:                          Date:
           ----------------------          --------------------------